Exhibit 99



                            RATE HEDGE AGREEMENT

        This Agreement is made the 18th of May, 1994, between United Dominion Realty Trust, a Virginia corporation (the "Customer"), and Goldman, Sachs & Co., a New York limited partnership ("Goldman Sachs").

        WHEREAS, the Customer intends to issue, within the term of this Agreement, its debt Securities ("Debt"), with a maturity of approximately 1O years, and wishes to enter into a notional principal contract in the amount of $75MM to hedge itself against the risk that the general level of interest rates for securities with similar maturities might rise from their current level during the term of this Agreement; and

        WHEREAS, the Customer intends this Agreement to qualify as a hedging transaction within the meaning of Section 1256(e)(2) of the Internal Revenue Code of 1986 as amended:

        NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

        1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings indicated:

            (a) "Adjustment Price": the number determined in accordance with the formula set forth in paragraph 3 of Schedule A hereto.

            (b) "Agreement Date": the date set forth in the first paragraph hereof.

            (c) "Alternate Takedown Price": the price (stated in percent) determined in accordance with Section 2(c) hereof.

            (d) "Base Treasury Price": the price, expressed in percent, set forth in paragraph 1 of Schedule A hereto.

            (e)  "Base  Treasury  Securities":   the  securities  set  forth  in
     paragraph 2 of Schedule A  hereto.

            (f) "Business Day": each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which Goldman Sachs, the Customer, or the Federal Reserve Bank of New York are closed or banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            (g) "Determination Date": the date on which the Takedown Price shall be accepted, or deemed to be accepted, by the Customer.

            (h) "Price Differential": the amount obtained by multiplying (i) the
     difference  (stated in   percent) between  the Base Treasury  Price and the
     Takedown Price, times (ii) the  Base Treasury Securities.

            (i) "Readjustment Factor": the number determined in accordance with the formula set forth in paragraph 3(b) of Schedule A hereto.

            (j) "Takedown Price": the price (stated in percent) determined in accordance with Sections 2 and 3 hereof and Schedule A hereto.

            (k) "Termination Date": the date set forth in paragraph 4 of Schedule A hereto.

       2.  Selection of a Takedown Price.

           (a) On any Business Day, between the hours of 9:00 a.m. and 3:00 p.m. (New York City time), the Customer may request Goldman Sachs to quote a Takedown Price. Within one hour of receipt by Goldman Sachs of such a request, Goldman Sachs shall quote an unadjusted Takedown Price to the Customer; provided, however, that Goldman Sachs may, but shall not be obligated to, quote a Takedown Price (i) at any time within one hour before an expected announcement of money supply data or other economic statistics by the government of the United States of America or any agency thereof,
     (ii) if an event (including an announcement of money supply data or other economic statistics) shall have occurred that would, in the judgment of Goldman Sachs, materially affect the quotation of a Takedown Price, or
     (iii) if in the opinion of Goldman Sachs there does not at such time exist an active dealer market for the Base Treasury Securities. Upon receipt by the Customer of such quotation subject to paragraph (c) of this Section, the Customer shall immediately accept or reject such unadjusted Takedown Price. If the Customer shall not have accepted such unadjusted Takedown Price, the Customer shall be deemed to have rejected such unadjusted Takedown Price.

           (b) If the Customer shall not have accepted a quoted Takedown Price, and Goldman Sachs and the Customer shall not be deemed to have accepted an Alternate Takedown Price, prior to 11:30 a.m. (New York City time) on the Termination Date, Goldman Sachs shall quote an unadjusted Takedown Price to the Customer at or prior to 4:00 p.m. (New York City time), and except as provided in paragraph (c) of this Section the Customer shall be deemed to have accepted such Takedown Price.

           (c) Notwithstanding paragraphs (a) and (b) of this Section, if, following the quotation by Goldman Sachs to the Customer of an unadjusted Takedown Price pursuant to either such paragraph, the Customer immediately rejects such unadjusted Takedown Price and notifies Goldman Sachs that the Customer has received from another leading U.S. Government securities dealer a firm bona fide offer to sell the Base Treasury Securities to the Customer at a price (stated in percent) (an "Alternate Takedown Price"), lower than the price quoted by Goldman Sachs, then Goldman Sachs shall immediately quote a new unadjusted Takedown Price (which may be the same as its previously quoted unadjusted Takedown Price) to the Customer, and the Customer shall immediately accept or reject such new unadjusted Takedown Price. If the Customer does not immediately accept such new unadjusted Takedown Price, the Customer and Goldman Sachs shall be deemed to have accepted the Alternate Takedown Price, provided, that in addition the Customer shall be deemed to have agreed to sell to Goldman Sachs the Base Treasury Securities at the Alternate Takedown Price. The settlement date for such sale to Goldman Sachs shall be the next settlement date that, in accordance with customary trade practices, would apply if the Base Treasury Securities had been bought back on the Determination Date. The method of settlement shall be the method that, in accordance with customary trade practices, is employed with respect to the Base Treasury Securities.


       3. Settlement Price. Upon acceptance pursuant to Section 2 hereof of the unadjusted Takedown Price by the Customer, or of the Alternate Takedown Price by Goldman Sachs, the following calculations and payments shall be made:

      (a) The Takedown Price or the Alternate Takedown Price (as the case may be) established pursuant to Section 2 above shall be adjusted (up or down) by adding thereto the Adjustment Price (positive or negative) determined in accordance with paragraph 3(a) of Schedule A hereto, such Adjustment Price to be modified by the Readjustment Factor determined pursuant to paragraph 3(b) of Schedule A if the Takedown Price (or Alternate Takedown Price) is determined on a date prior to the Termination Date. The Takedown Price or Alternate Takedown Price, as adjusted, shall be the "Takedown Price" for purposes of determining the settlement price below.

      (b) If the Takedown Price exceeds the Base Treasury Price, the Customer shall owe Goldman Sachs the amount of the Price Differential. If the Takedown Price is less than the Base Treasury Price, Goldman Sachs shall owe the amount of the Price Differential to the Customer.

      (c) The payment of the Price Differential shall be made in immediately available federal funds by wire transfer on the Business Day immediately following the Determination Date to the appropriate account of the receiving party specified in paragraph 5 or 6 of Schedule A hereto.

      (d) If the party required to pay the Price Differential hereunder fails to do so in a timely manner, interest on such amount shall accrue from and including the Determination Date through the date that such amount plus interest is paid in full at an annual rate equal to 2% above the prime brokers' loan rate. The prime brokers' loan rate will be determined by Goldman Sachs for this purpose, in Goldman Sachs' sole discretion, in accordance with prevailing money market conditions. It is understood that in making such determination, Goldman Sachs will consider, among other things, the rates quoted for brokers' loans by one or more New York banks which are members of the New York Clearing House Association. Interest shall be computed daily, using a 360 day base year.

       4. Transfer. This Agreement may not be assigned or otherwise transferred by either party hereto without the prior written consent of the other party.

       5. Representations and Warranties of the Customer. The Customer represents and warrants to Goldman Sachs as follows:

      (a) The Customer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it has been incorporated.

      (b) The Customer has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, the persons giving instructions or confirming transactions hereunder on behalf of the Customer shall be duly authorized to do so, and this Agreement has been duly authorized, executed, and delivered by the Customer and is enforceable against the Customer in accordance with its terms.

          (c) The Customer is entering into this Agreement in the ordinary course of its business in order to hedge its exposure on a proposed debt securities issuance and not for speculative purposes.

        6. Representations and Warranties of Goldman Sachs. Goldman Sachs represents and warrants to the Customer as follows:

       (a) Goldman Sachs has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, the persons giving instructions or confirming transactions hereunder on behalf of Goldman Sachs shall be duly authorized to do so, and this Agreement has been duly authorized, executed, and delivered by Goldman Sachs and is enforceable against Goldman Sachs in accordance with its terms.

       (b) Goldman Sachs is entering into this Agreement in the ordinary course of its business and not for speculative purposes.

        7.   Notices. Any notice hereunder may  be given by telephone, telecopy,
     telex,  or other  written   instrument,  in  the case  of  telephone to  be
     confirmed in writing, delivered to the parties at  their respective
     addresses   and  in  accordance  with   the  telecommunications
     instructions set forth  below.

        8. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York. The Customer hereby irrevocably submits to the jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York, in either case in the Borough of Manhattan, The City of New York, in connection with any claim, suit, action, or proceeding arising out of or relating to this Agreement.

        9.  Counterparts. This  Agreement may be executed in  counterparts, each
     of which  shall   constitute  an original,  but all  of  which, when  taken
     together, shall constitute one and the  same instrument.

        10. Amendments. This Agreement may be amended only by a written instrument signed by each of the parties hereto.

        11.  No  Waiver. No  failure  on  the part  of  either  party hereto  to
     exercise, and no  delay in   exercise of, any  contractual right  hereunder
     shall operate as a waiver thereof.













        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

                                              United Dominion Realty Trust
                                              Signature by: James Dolphin

                                            Address:  10 South Sixth Street
                                                       Suite 203
                                                       Richmond, Virginia 23219

                                            Attention: James Dolphin



                                                  Telecopy No.:(804) 644-4829
                                                  Telephone No.:(804) 780-2691

     Goldman, Sachs & Co..

     Signature By:
     Address:       85 Broad Street
                    New York, NY 10004

     Attention:     James O. Rhodes

     Telecopy No.:  212 902-0659

     Telephone No.: 212-902-8376




                                 Schedule A

     1. Base Treasury Price (initial spot price): 101.59375%.
     2. Base Treasury Securities: UST 7.25% of 5/15/2004.
     3. Adjustment of Takedown Price:

        (a) The Adjustment Price ("AP") shall be determined on the Agreement Date as follows:

            "AP"       = (Coupon   x   a)  (Principal x RP x  a)  =   1.245732%
                          ------       -                     ---
                            2          c                     360

        where:

           "Coupon"    = Coupon  rate  of interest  payable  on Base  Treasury
                         Security, expressed in percent= 7.25%.

           "Principal" = BTP+I, where:

               "BTP"   = Base Treasury Price (expressed as a decimal)=1.0159375.

           "I"         = Accrued coupon interest (expressed as a decimal) on the
                         Base Treasury Security computed as of the Business Day following the Agreement Date =.00078804.

           "RP"        = Term repurchase  rate  quoted by  Goldman  Sachs for
                         the Base Treasury Securities for the number of days from and including the Business Day following the date of this Agreement to the Business Day following the Termination Date (stated in percent)=3.30%

           "a"         = The actual number of days  in the period from the
                         Business Day following the Agreement Date, or the Settlement Date of the Base Treasury Issue whichever is later to the Business Day following the Termination Date if the Base Treasury Security coupon date does not fall in such period; otherwise, "a" means the actual number of days in the period from the Business Day following the Agreement Date to the Base Treasury Security coupon date falling within such period =
                         120 Days.

           "c"        =  The actual number of days in the period from and
                         including the last Base Treasury Security coupon date falling before the period to but excluding the next following Base Treasury Security coupon date = 184
                         Days.

        (b) If the Determination Date occurs on a date other than the Termination Date, the Adjustment Price shall be adjusted (up or down) by subtracting from the Adjustment Price (not rounded up) a "Readjustment Factor" ("RF") (positive or negative) determined as follows:

          "RF" = (Coupon x f)  -  (P2  x  RV x f)
                  -----    -                   -
                    2      c                  360
         where:

          "P2"=TP+ I2

               "TP"  =  Takedown Price or Alternate Takedown Price, expressed as a decimal.


          "I2" = Accrued coupon interest on the Base Treasury Security on the Business Day following the Determination Date.

          "RV" = The term reverse repurchase rate quoted by Goldman Sachs for the Base Treasury Security for the period from and including the Business Day following the Determination Date to but excluding the Business Day following the Termination Date, stated in percent. Goldman Sachs shall quote a bid/ask spread in determining RV equal to no more than 50 basis points.

          "f" = The actual number of days in the period from the Business Day following the Determination Date to the Business Day following the Termination Date if the Base Treasury Security coupon date does not fall in such period; otherwise "f" means the actual number of days in the period from the Business Day following the Determination Date to the Base Treasury Security coupon date falling within such period.


     4.   Termination Date: September 15, 1984

     5. Payments to the Customer (unless the Customer notifies Goldman Sachs otherwise in writing):

       Institution: Signet Bank
       ABA#: 051006778
       Attention: United Dominion Realty Trust, Inc.
       Account Number: # 5527629892
       Location: Richmond, Virginia

     6. Payments to Goldman Sachs (unless Goldman Sachs notifies the Customer otherwise in writing):
        Institution:   The Chase Manhattan Bank
        ABA #:         021-000021
        Account:       Goldman, Sachs & Co.
        Account#:      930-1-011483
        Location:      One Chase Manhattan Plaza
                       New York, New York





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